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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2005
                            -------------------------

                                 INTERLAND, INC.
              Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sale of Assets

     On August 31, 2005, Interland, Inc. ("Interland", or the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Peer 1 Acquisition Corp. (the "Buyer") and Peer 1 Network Enterprises, Inc. ("Parent"), pursuant to which the Buyer purchased from Interland all of its dedicated web server accounts (collectively, the "Accounts"), leasehold interests pertaining to Interland's three data centers in Atlanta, Georgia, Fremont, California and Miami, Florida (the "Data Centers"), improvements in the Data Centers and equipment, trademarks, domain names, and miscellaneous assets constituting its dedicated server business (collectively, the "Assets"). Beginning in September 2005, the Buyer will assume Interland's obligations under the leases for the Data Centers, the customer contracts for the Accounts, and certain other contracts related to the dedicated server business and the Assets. The description below is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. Copies of the Asset Purchase Agreement and the Escrow Agreement are incorporated herein by reference and attached hereto as Exhibits 2.1 and 10.1, respectively. The closing took place simultaneously with the execution and delivery of the Asset Purchase Agreement.

     The total purchase price for the Assets is $14.0 million in cash (before working capital adjustment). Of that price, $2.8 million will be held in escrow, pursuant to an Escrow Agreement signed at closing, to secure Interland's indemnification obligations under the Asset Purchase Agreement. The Escrow Agreement will continue for a period of one year after the closing. At the end of that period, if there are no pending indemnification claims, the escrow balance will be released to Interland. Interland will incur approximately $1.4 million to $2.2 million in closing and other transaction-related costs. See Items 2.05 and 2.06 below for a description of additional non-cash charges related to the transaction. Disposing of the dedicated server assets will allow Interland to realize significant savings, including long term lease obligations associated with the three data center facilities, capital expenditures associated with the ongoing purchase of dedicated servers, multiple bandwidth contract eliminations, and a substantial reduction in the number of employees.

     At the closing the Company and the Buyer also entered into a Colocation Services Agreement, Administrative Services Agreement, Interland Network Services Agreement, Pier 1 Network Services Agreement, Rental Fund Escrow Agreement and Server Support Agreement. These agreements are included as exhibits to the Asset Purchase Agreement, filed as Exhibit 10.1 to this Form 8-K. Under these agreements, the Company agreed to continue to provide certain services to support the Accounts to the extent necessary until the Accounts are successfully migrated to the Buyer's billing and customer relationship management systems, and the Company will receive specified fees from the Buyer for these services at a rate intended to merely reimburse the Company for its costs. The services include employee leasing, access to internal support systems, credit card and other payment processing, collections, back office support, and telephone systems. The number and amount of services provided to the Buyer will vary from month to month, but generally decline over time as the Buyer implements its own systems. Interland expects that the transition period under the agreements will be approximately six months. Under the agreements, the Buyer will provide Interland with access to portions of the Data Centers and certain of the servers located there, and support services for these servers which support Interland's shared hosting products. Interland expects to continue to use these services for a period of at least one year and to pay fees of approximately $150,000 per month to the Buyer for these services. This amount is expected to decline over time as Interland reduces the number of servers subject to the agreement.

     For the quarter ended May 31, 2005, revenue from Interland's dedicated server customers was approximately $8.3 million. Beginning in September 2005, Interland will no longer recognize revenue on the Accounts.

     Statements contained in this Form 8-K that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements. These forward-looking statements include but are not limited to statements regarding Interland's expectations of the effects of the sales of the dedicated business and related assets, revenues it will receive for transition services, anticipated costs associated with the sale as described at Items 2.05 and 2.06 below, and the expected financial impact of the transaction as described at Item
7.01 below. All forward-looking statements are made as of the date hereof and are based on current management expectations and information available to it as of such date. The Company assumes no obligation to update any forward-looking statement. It is important to note that actual results could differ materially from historical results or those contemplated in the forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and include risks associated with our target markets and risks pertaining to our ability to successfully integrate the operations and personnel of prior acquisitions. Factors that could cause actual results to differ materially from expected results are identified in "Risk Factors" below, and in the Company's Form 10-K for the year ended August 31, 2004 and Form 10-Q for the quarter ended May 31, 2005, and in the Company's other filings with the Securities and Exchange Commission.

2005 Equity Incentive Plan

     At the Annual Meeting of Shareholders on August 31, 2005, the shareholders of Interland, Inc. ("Interland", or the "Company") approved the 2005 Equity Incentive Plan (the "2005 Plan"). Interland's Compensation Committee has approved a form of Notice of Grant to be issued under the 2005 Plan. The description below is qualified in its entirety by reference to the full text of the documents. Copies of the 2005 Plan and the Notice of Grant are incorporated herein by reference and attached hereto as Exhibits 10.2 and 10.3, respectively.

     Interland desires to (i) attract and retain persons eligible to participate in the 2005 Plan ("Participants"); (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of Interland's other shareholders through compensation that is based on Interland's common stock, and thereby promote the long-term financial interest of Interland and its subsidiaries, including the growth in value of Interland's equity and enhancement of long-term shareholder return.

     The 2005 Plan provides for the grant of stock options,  stock  appreciation
rights,  stock  units,   restricted  stock  and  restricted  stock  unit  awards
(restricted units). The 2005 Plan limits the aggregate number of shares of common stock as to which awards may be granted to 1.2 million shares. The 2005 Plan is administered by the Compensation Committee of the Company's Board of Directors.

     A summary of the material features of the 2005 Plan is set forth in the Company's Definitive Proxy Statement for the 2005 Annual Meeting of Shareholders (the "Proxy Statement"), filed with the Securities and Exchange Commission on August 15, 2005. The summary and the description of the 2005 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2005 Plan, which is filed as Exhibit 10.2 to this Form 8-K.

     The Company is filing as Exhibit 10.3 to this Form 8-K the form of Notice of Grant used and/or to be used by the Company in connection with incentive stock option grants under the 2005 Plan. From time to time, the Company may issue stock options under the 2005 Plan on terms different from those in the form agreement filed herewith.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information in Item 1.01 above is incorporated herein by reference. The pro forma financial statements for the transaction are provided at Item 9.01 below.


ITEM 2.02  Results of Operations and Financial Condition

     The information in Item 2.05 below is incorporated herein by reference.


ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     The information in Item 1.01 above is incorporated herein by reference.

     There are 139 Company employees located at the Facilities. The Buyer will have an option, for a period of 90 days after the closing, to offer employment to these individuals. Company employees who do not accept employment with the Buyer within 90 days after closing may continue to be employed by Interland or may be released and offered severance packages. The Company is unable to estimate the amount, if any, of severance costs it will incur under this arrangement. In connection with this sale, we expect to incur in the quarter ended August 31 between $14.4 million and $18.2 million of exit and transaction-related costs, which include contract termination costs of between $0.5 million and $1.2 million, estimated transaction costs of $0.9 million to $1.0 million, and between $13 million to $16 million for non-cash charges related to the impairment of certain assets utilized at the Facilities. Of these expenses and charges, a total of approximately $1.4 million to $2.2 million will require cash expenditures after the closing date; most of this amount will be paid out within three months after the closing. These items are preliminary estimates, and are subject to change as the Company proceeds with its year-end closing process. The Company closed the sale of the Assets on August 31, 2005.


ITEM 2.06  MATERIAL IMPAIRMENTS

     The information in Item 1.01 above is incorporated herein by reference. In connection with the signing of the Asset Purchase Agreement, the Company expects to recognize impairment charges of approximately $14 million for its fixed assets and approximately $1.5 million for its intangible assets in the quarter ended August 31, 2005. These items are preliminary estimates, and are subject to change as the Company proceeds with its year-end closing process.


SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

     The information in Items 1.01, 2.05 and 2.06 above is incorporated herein by reference.

     The Company expects to incur significant charges in connection with the sale of the Assets. Although the Company has not compiled the data for the total financial impact of the transaction, it expects that the transaction will have a net negative effect in the range of $1.5 million to $3.0 million on the Company's reported net earnings for the quarter.

     At the Company's Annual Meeting of Shareholders, held on August 31, 2005, the shareholders of the Company elected the following persons to the Board of Directors to serve until their successors are duly elected and qualified:

         John B. Balousek
         John Patrick Crecine
         Efrem Gerszberg
         Seymour Holtzman
         Alex Kazerani
         Joel J. Kocher
         Robert Lee
         Robert T. Slezak
         Jeffrey M. Stibel


SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.
          Not applicable.

     (b)  Pro Forma Financial Information.
          The pro forma financial information required under this item will be provided in an amendment to this Form 8-K within four business days after the closing of the sale of the assets.

     (c)  Exhibits.

         Exhibit Number             Description

               2.1 (1) Asset Purchase Agreement dated as of August 31, 2005 by and between Data Return Holding Company, LLC and Interland, Inc.

               10.1 Escrow Agreement dated as of August 31, 2005 by and between Data Return Holding Company, LLC and Interland, Inc.

               10.2           Interland, Inc. 2005 Equity Incentive Plan

               10.3 Form of Notice of Grant to be issued under the 2005 Equity Incentive Plan

               99.1           Press Release dated September 1, 2005.

(1) In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 6,   2005              INTERLAND, INC.


                                         By:  /s/ Juan G. Troncoso
                                             -----------------------------------
                                                  Juan G. Troncoso
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Principal Financial Officer)